UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549

                            FORM 8-K


                         CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                  Date of Report: April 9, 2003


                         _______________


                       EOG RESOURCES, INC.
     (Exact name of registrant as specified in its charter)



         Delaware              1-9743           47-0684736
      (State or other        (Commission     (I.R.S. Employer
       jurisdiction             File       Identification No.)
    of incorporation or        Number)
       organization)


         333 Clay
        Suite 4200                                77002
      Houston, Texas                            (Zip code)
   (Address of principal
    executive offices)


                          713/651-7000
      (Registrant's telephone number, including area code)

EOG RESOURCES, INC.

Item 5.  Other Information

     On March 12, 2003, the Audit Committee of EOG Resources,
Inc. and subsidiaries ("the Company") preapproved the retention of Deloitte & Touche LLP ("Deloitte"), the Company's independent auditors, to provide the following services:

     (a) the audit of the Company's financial statements (including benefit plans) for the year ending December 31, 2003;

     (b) advice and research during calendar year 2003 regarding the accounting and tax treatment of matters arising in the ordinary course of business and in connection with potential acquisitions or dispositions of businesses or assets;

     (c)  comfort letters during calendar year 2003 in connection with
          (i) securities offerings under the Company's Registration Statement on Form S-3, filed with the Securities and Exchange Commission ("SEC") on September 28, 2000, or any other Registration Statement filed by the Company or any of its subsidiaries and declared effective by the SEC, and (ii) securities offerings exempt from registration under the Securities Act of 1933, as amended;

     (d) advice and assistance related to refunds and estimated payments of federal income taxes;

     (e) training and educational services, including conferences, seminars and presentations sponsored by Deloitte;

     (f) providing tax return preparation software and training and information technology services relating to such software; and

     (g) any other services that are customarily provided or necessary in connection with the foregoing.


Item 9.  Regulation FD Disclosure

I. 2003 Natural Gas and Crude Oil Financial Price Swap and
Natural Gas Financial Collar Contracts

     With the objective of enhancing the certainty of future revenues, from time to time the Company enters into NYMEX-related financial commodity price swap and collar contracts. Over and above these financial transactions, the Company occasionally enters into various physical commodity contracts. The impact resulting from these various physical commodity contracts is included in natural gas revenues and impact the average realized natural gas prices. Guidance is provided in the attached table.

     Presented below is a summary of the Company's 2003 natural gas and crude oil financial price swap contracts and natural gas financial collar contracts as of April 9, 2003. The Company accounts for these price swap and collar contracts using the mark-to-market accounting method. The Company has no contracts in place beyond 2003.

(a) Natural Gas Financial Price Swap Contracts

                       Average Price      Volume
                         ($/MMBtu)       (MMBtud)

     March (closed)         $5.19        100,000
     April (closed)         $4.96        100,000
     May                    $4.82        100,000
     June                   $4.77        100,000
     July                   $4.77        100,000
     August                 $4.77        100,000
     September              $4.74        100,000
     October                $4.74        100,000

(b) Crude Oil Financial Price Swap Contracts

                         Average Price    Volume
                            ($/Bbl)       (Bbld)

     January (closed)       $27.34         2,000
     February (closed)      $26.91         2,000
     March (closed)         $27.96         4,000
     April                  $27.77         3,000
     May                    $27.04         3,000
     June                   $26.43         5,000
     July                   $25.90         5,000
     August                 $25.49         5,000
     September              $25.19         5,000
     October                $24.90         5,000
     November               $24.70         5,000
     December               $24.47         5,000

(c) Natural Gas Financial Collar Contracts - Presented below are the Company's 2003 natural gas financial collar contracts and their respective volumes, with floor and ceiling prices expressed in $/MMBtu.

                        10,000 MMBtud                 15,000 MMBtud                 25,000 MMBtud
                  Floor Price   Ceiling Price   Floor Price   Ceiling Price   Floor Price   Ceiling Price

February (closed)    $4.22          $6.22          $4.30          $6.30          $4.19          $5.05
March (closed)       $4.15          $6.15          $4.20          $6.20          $4.08          $5.00
April (closed)       $4.01          $6.01          $4.02          $6.03          $3.88          $4.80
May                  $3.92          $5.92          $3.88          $5.89          $3.78          $4.70
June                 $3.89          $5.89          $3.89          $5.90          $3.78          $4.70
July                 $3.91          $5.91          $3.89          $5.90          $3.79          $4.73
August               $3.91          $5.91          $3.91          $5.91          $3.79          $4.73
September            $3.89          $5.89          $3.87          $5.87          $3.77          $4.73
October              $3.90          $5.90          $3.87          $5.87          $3.77          $4.73
November             $4.04          $6.04          $4.02          $6.03          $3.91          $4.90
December             $4.18          $6.18          $4.15          $6.16          $4.04          $5.05

                        25,000 MMBtud                 50,000 MMBtud
                  Floor Price   Ceiling Price   Floor Price   Ceiling Price

January (closed)      -              -             $3.87          $6.09
February (closed)    $4.22          $6.08          $3.76          $5.98
March (closed)       $4.15          $6.01          $3.61          $5.83
April (closed)       $4.01          $5.87          $3.59          $4.97
May                  $3.92          $5.78          $3.54          $4.92
June                 $3.89          $5.75          $3.56          $4.94
July                 $3.91          $5.77          $3.59          $4.97
August               $3.91          $5.77          $3.60          $4.98
September            $3.89          $5.75          $3.60          $4.98
October              $3.90          $5.76          $3.60          $4.98
November             $4.04          $5.90          $3.77          $5.15
December             $4.18          $6.04          $3.92          $5.30


Mark-to-Market Line Item on the Income Statement

     The mark-to-market line item on the income statement, which can be approximated using the data above and prices for closed and open NYMEX contracts at any time, would include not only actual cash outflows for the period, but also the gains or losses resulting from the changes in mark-to-market values at the beginning and end of the period for contracts in place for the balance of the year described above.

     Accordingly, for the first quarter of 2003, the Company will recognize a mark-to-market loss from these contracts of $45.2 million compared to a loss of $34.3 million for the prior year period.
During the first quarter of 2003, net cash outflows related to settled natural gas and crude oil financial price swap contracts and settled natural gas financial collar contracts were $27.9 million compared to a net cash inflow of $11.0 million for the comparable period in 2002.


Definitions
     $/Bbl     US Dollars per barrel
     $/MMBtu   US Dollars per million British thermal units
     Bbld      Barrels per day
     MMBtud    Million British thermal units per day
     NYMEX     New York Mercantile Exchange

                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  EOG RESOURCES, INC.




Date: April 9, 2003           By: /s/ TIMOTHY K. DRIGGERS
                                      Timothy K. Driggers
                                  Vice President, Accounting
                                    and Land Administration
                                (Principal Accounting Officer)